UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2023 (September 6, 2023)

Rosecliff Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3873463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Fifth Avenue, 34th Floor New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(212) 492-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	RCLFU	The Nasdaq Stock Market

Class A common Stock, par value $0.0001 per share	RCLF	The Nasdaq Stock Market

Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RCLFW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on April 11, 2023, Rosecliff Acquisition Corp I, a Delaware corporation (“Rosecliff”), entered into that certain Business Combination Agreement, dated as of April 11, 2023, (the “Business Combination Agreement”), by and among Rosecliff, Ghost Merger Sub I, Inc. (“Merger Sub I”), a Delaware corporation and direct, wholly-owned subsidiary of Rosecliff, Ghost Merger Sub II LLC (“Merger Sub II”), a Delaware limited liability company and direct, wholly-owned subsidiary of Rosecliff, and Spectral MD Holdings, Ltd., a Delaware corporation (“Spectral”), which provides for, among other things, the merger of Merger Sub I with and into Spectral, with Spectral surviving the first merger as a wholly owned subsidiary of Rosecliff, and, immediately following the First Merger, the merger of Spectral with and into Merger Sub II with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of Rosecliff (together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), which included as Exhibit A thereto the Form of Amended and Restated Registration Rights and Lock-Up Agreement (the “Form of Amended and Restated Registration Rights and Lock-Up Agreement”).

On September 6, 2023, the parties to the Business Combination Agreement agreed to amend the Form of Amended and Restated Registration Rights and Lock-Up Agreement to revise the definition of “Lock-up Period” to mean for all lock-up shares held by the parties thereto, the period beginning on the closing date of the Business Combination (the “Closing Date”) and ending on the date on which the last reported sale price of Rosecliff common stock equals or exceeds $12.50 per share for any ten (10) trading days within any thirty (30)-trading day period commencing after the Closing Date or, if earlier, the date that is 180 days after the Closing Date (the “Amendment”).

Other than as expressly modified by the Amendment, the Business Combination Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 17, 2023, remains in full force and effect. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Special Meeting

In a special meeting of the stockholders (the “Special Meeting”) of Rosecliff held virtually via live webcast on September 6, 2023 at 9:30 a.m., Eastern Time, in connection with the stockholder vote on proposals related to the previously announced Business Combination pursuant to that certain Business Combination Agreement, holders of 6,362,462 shares of Rosecliff common stock (consisting of 167,462 shares of Rosecliff Class A common stock and 6,195,000 shares of Rosecliff Class B common stock) were present virtually or represented by proxy, representing approximately 93.79% of Rosecliff’s common stock outstanding and entitled to vote as of August 8, 2023, the record date for the Special Meeting, and constituting a quorum for the transaction of business.

Pursuant to the terms of the Business Combination Agreement, the closing of the Business Combination is to occur on or before September 11, 2023 (three business days following the satisfaction or waiver of all conditions to closing, other than those conditions that by their nature are to be satisfied at the closing), unless the parties to the Business Combination Agreement mutually agree otherwise.

Proposal 1

The Stockholders approved the proposal to approve the Business Combination, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the accompanying proxy statement/prospectus (the “Business Combination Proposal”).

For	Against	Abstain
6,341,342	15,120	6,000

Proposal 2

The Stockholders, for purposes of complying with the applicable listing rules of Nasdaq, approved the proposal to approve the issuance of shares of Rosecliff’s common stock to Spectral stockholders and securities exercisable or convertible into shares of Rosecliff’s common stock to other Spectral equityholders pursuant to the Business Combination (the “Nasdaq Proposal”).

For	Against	Abstain
6,339,486	16,776	6,200

Proposal 3

The Stockholders approved the proposal to approve and adopt, assuming the Business Combination Proposal is approved, the second amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) of Rosecliff (the “Charter Proposal”).

For	Against	Abstain
6,340,338	16,124	6,000

Proposal 4

The Stockholders approved three separate proposals with respect to certain governance provisions in the Amended and Restated Certificate of Incorporation in accordance with the requirements of the Securities and Exchange Commission (the “Governance Proposal”).

For	Against	Abstain
6,340,854	15,608	6,000

Proposal 5

The Stockholders approved the proposal to elect six (6) directors who will serve as directors on the board of Rosecliff following the consummation of the Business Combination (the “Combined Company”) until their successors are duly elected and qualified, subject to their earlier death, resignation, or removal (the “Director Election Proposal”).

For	Against	Abstain
6,341,173	15,121	6,168

Proposal 6

The Stockholders approved the proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Proposal, the Charter Proposal, the Governance Proposal or the Director Election Proposal (the “Adjournment Proposal”).

For	Against	Abstain
6,340,339	16,123	6,000

Item 8.01 Other Events.

In connection with the stockholder vote at the Special Meeting, Rosecliff’s public stockholders had the right to elect to redeem all or a portion of their shares of Rosecliff Class A common stock for a per share price calculated in accordance with Rosecliff’s organizational documents. Public stockholders holding 211,136 shares of Rosecliff Class A common stock, representing approximately 46.02% of the outstanding shares of Rosecliff Class A common stock, validly elected to redeem their public shares, resulting in, as of September 6, 2023, there being approximately $2,571,866.08 remaining in the trust account that was established by Rosecliff for the benefit of Rosecliff’s public stockholders. Rosecliff’s public stockholders who elected to redeem their public shares may revoke their elections at any time prior to the closing of the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This includes, without limitation, all statements regarding (i) the proposed Business Combination with Rosecliff, including statements regarding anticipated timing of the proposed Business Combination, (ii) redemptions of Rosecliff common stock, (iii) valuation of the proposed Business Combination, (iv) the closing of the proposed Business Combination, (v) the ability to regain compliance with Nasdaq Capital Market listing requirements and to maintain listing, or for the Combined Company to be listed, on the Nasdaq Capital Market, (vi) Rosecliff and Spectral’s managements’ expectations and expected synergies of the proposed Business Combination and the Combined Company, (vii) the use of proceeds from the proposed Business Combination, (viii) potential government contracts, and (ix) expected beneficial outcomes and synergies of the proposed Business Combination, (x) Spectral’s U.S. government contracts and future awards, (xi) FDA, CE and UKCA regulatory submissions and approvals, (xii) target markets of burn wounds and diabetic foot ulcers, (xiii) possible competitors, (xiv) future clinical indications and use of BARDA, (xv) potential PIPE transaction and amount raised, (xvi) future applications of Spectral products, (xvii) potential indications and areas of interest supported by BARDA, (xviii) future and pending U.S. patent applications and foreign and international patent applications, (xvix) the AIM delisting and its effects for U.K. Spectral shareholders, (xxx) the development of DeepView® technology and tools, (xxxi) the effectiveness of the DeepView® platform in assessing burn wounds, (xxxii) the reliability of any studies performed by Spectral, (xxxiii) the completion of any certifications and (xxxiv) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Rosecliff’s Form S-1 (File No. 333-252478), Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the three months ended June 30, 2023 and registration statement on Form S-4 (File No. 333-271566) filed with the SEC on May 2, 2023, as amended, referred to as a proxy statement/prospectus and other documents filed by Rosecliff from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Rosecliff nor Spectral gives any assurance that either Rosecliff or Spectral or the Combined Company will achieve its expected results. Neither Rosecliff nor Spectral undertakes any duty to update these forward-looking statements except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Amended and Restated Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rosecliff Acquisition Corp I

Date: September 6, 2023

	By:	/s/ Michael P. Murphy
	Name:	Michael P. Murphy
	Title:	Chief Executive Officer

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